ESCROW  AGREEMENT


     This ESCROW AGREEMENT (the "Escrow Agreement") is entered into as of January 6, 2000 by and between ROBERT KENT HONEYMAN, an individual ("Honeyman"), HOWARD N. WILSON, an individual ("Wilson"), LAKOTA TECHNOLOGIES, INC., a Colorado corporation (together with its subsidiaries Lakota Oil and Gas, Inc., a Texas corporation, 2-Infinity.com, Inc., a Texas corporation, and AirNexus, Inc., a Texas corporation referred to as "Lakota"), MAJED JALALI, an individual ("Jalali"), PATRICK "CODY" MORGAN, an individual ("Morgan"), and MRC LEGAL SERVICES CORPORATION, a California corporation doing business as Cutler Law Group, as escrow agent ("Escrow Agent"). Each of Honeyman, Wilson, Lakota, Jalali, and Morgan may be referred to as a "Party" and collectively as the "Parties".

                             R  E  C  I  T  A  L  S

     A. Honeyman has entered into a Settlement Agreement of even date herewith (the "Honeyman Settlement") with Lakota, Jalali, Morgan, and other parties providing for the settlement of a dispute between the parties thereto;

     B. Wilson has entered into a Settlement Agreement of even date herewith (the "Wilson Settlement") with Lakota, Jalali, Morgan, and other parties providing for the settlement of a dispute between the parties thereto;

     C. As a condition to the Honeyman Settlement, Lakota has agreed to deposit $25,000 (the "Honeyman Funds") with the Escrow Agent, along with an aggregate of 2,000,000 shares of "restricted" common stock of Lakota issued in the name of Honeyman or his assigns (the "Honeyman Shares"). In addition, as a further condition to the Honeyman Settlement, Jalali has agreed to deposit an aggregate of 1,000,000 shares of common stock of Lakota (the "Jalali Shares"), together with a medallion guaranteed Stock Power sufficient to transfer all right, title and interest in the Jalali Shares to Honeyman, in form and substance satisfactory to Honeyman, as shall be effective to vest in Honeyman all right, title and interest in and to all of the Jalali Shares;

     D. As a condition to the Wilson Settlement, Lakota has agreed to deposit $25,000 (the Wilson Funds") with the Escrow Agent, along with an aggregate of 2,000,000 shares of "restricted" common stock of Lakota issued in the name of Wilson or his assigns (the "Wilson Shares"). In addition, as a further condition to the Wilson Settlement, Morgan has agreed to deposit an aggregate of 1,000,000 shares of common stock of Lakota (the "Morgan Shares"), together with a medallion guaranteed Stock Power sufficient to transfer all right, title and interest in the Morgan Shares to Wilson, in form and substance satisfactory to Wilson, as shall be effective to vest in Wilson all right, title and interest in and to all of the Morgan Shares;

     E. Escrow Agent has agreed to act as the escrow agent hereunder, in accordance with the terms and conditions set forth in this Escrow Agreement.

     NOW THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

     1. APPOINTMENT OF ESCROW AGENT. The Parties hereby mutually appoint and designate the Escrow Agent to receive, hold and release, as escrow agent, the Honeyman Funds, Honeyman Shares, Jalali Shares, Wilson Funds, Wilson Shares, and the Morgan Shares and the Escrow Agent hereby accepts such appointment and designation.

     2. ESCROW DELIVERY. Within five (5) days of the date of the Honeyman Settlement and the Wilson Settlement, (i) Lakota shall deliver the Honeyman Funds, Honeyman Shares, Wilson Funds and the Wilson Shares, (ii) Jalali shall deliver the Jalali Shares, and (iii) Morgan shall deliver the Morgan Shares, to the Escrow Agent to be held by the Escrow Agent and released in accordance with the terms of this Escrow Agreement.

     3.     CONDITIONS  OF  ESCROW.

     3.1     The  Escrow  Deposit.  Escrow  Agent  shall  hold  and  release the
             --------------------
Honeyman Funds, Honeyman Shares, Wilson Funds, Wilson Shares, Jalali Shares, and the Morgan Shares (collectively, the "Deposited Assets") as follows:

a.     Release  of  the  Honeyman  Funds  and  Honeyman Shares From Escrow.  The
       -------------------------------------------------------------------
Escrow Agent shall release and distribute the Honeyman Funds and the Honeyman Shares to Honeyman, or his assigns, immediately upon the receipt by the Escrow Agent of a fully executed copy of the Honeyman Settlement and the Jalali Shares (accompanied by a Stock Power as referenced above).

b.     Release  of  the  Wilson Funds and Wilson Shares From Escrow.  The Escrow
       ------------------------------------------------------------
Agent shall release and distribute the Wilson Funds and the Wilson Shares to Wilson, or his assigns, immediately upon the receipt by the Escrow Agent of a fully executed copy of the Wilson Settlement and the Morgan Shares (accompanied by a Stock Power as referenced above).

c.     Release of the Jalali Shares From Escrow.  The Escrow Agent shall release
       ----------------------------------------
and  distribute  the  Jalali  Shares  as  follows:

i. to Jalali upon receipt by the Escrow Agent of proof of delivery of the sum of $100,000 to Honeyman, or his assigns, from Lakota as set forth in section 2(A)(ii) of the Honeyman Settlement.

ii. to Honeyman, or his assigns, upon receipt by the Escrow Agent, after March 11, 2000, of a written demand from Honeyman directing that the Jalali
Shares be delivered to him, and containing representations, under penalty of perjury, that the $100,000 had not previously been delivered to Honeyman.

iii. to Honeyman or Jalali, as the case may be, pursuant to (a) written instructions executed by both Honeyman and Jalali, or (b) any "final order" of a court of competent jurisdiction, any such order being deemed to be "final" if
(i) such order has not been reserved, stayed, enjoined, set aside, annulled or suspended, (ii) no request for a stay, suspension or an injunction, petition for reconsideration or appeal, or sua sponte action with comparable effect is
                                  ---  ------
pending with respect to the order, and (iii) the time for filing any such request, petition or appeal or further taking of any such sua sponte action has
                                                           --- ------
expired.

d.     Release of the Morgan Shares From Escrow.  The Escrow Agent shall release
       ----------------------------------------
and  distribute  the  Morgan  Shares  as  follows:

i. to Morgan upon receipt by the Escrow Agent of proof of delivery of the sum of $100,000 to Wilson, or his assigns, from Lakota as set forth in section 2(A)(ii) of the Wilson Settlement.

ii. to Wilson, or his assigns, upon receipt by the Escrow Agent, after March 11, 2000, of a written demand from Wilson directing that the Morgan Shares be delivered to him, and containing representations, under penalty of perjury, that the $100,000 had not previously been delivered to Wilson.

iii. to Wilson or Morgan, as the case may be, pursuant to (a) written instructions executed by both Wilson and Morgan, or (b) any "final order" of a court of competent jurisdiction, any such order being deemed to be "final" if
(i) such order has not been reserved, stayed, enjoined, set aside, annulled or suspended, (ii) no request for a stay, suspension or an injunction, petition for reconsideration or appeal, or sua sponte action with comparable effect is
                                  ---  ------
pending with respect to the order, and (iii) the time for filing any such request, petition or appeal or further taking of any such sua sponte action has
                                                           --- ------
expired.

3.2     Conflicting  Instructions.  If  a controversy arises between the Parties
        -------------------------
concerning the release of the Deposited Assets hereunder, they shall notify the Escrow Agent. In that event (or, in the absence of such notification, if in the good faith judgment of the Escrow Agent such controversy exists), the Escrow Agent shall not be required to resolve such controversy or take an action but shall be entitled to await resolution of the controversy by joint instructions from the Parties. The Escrow Agent may institute an interpleader action in state or federal court in the State of California to resolve such controversy. If a suit is commenced against the Escrow Agent, it may answer by way of interpleader and name the Parties as additional parties to such action, and the Escrow Agent may tender the Deposited Assets into such court for determination of the respective rights, titles and interests of the Parties. Upon such tender, the Escrow Agent shall be entitled to receive from the Parties its reasonable attorneys' fees and expenses incurred in connection with said interpleader action or in any related action or suit. As between the Parties, such fees, expenses and other sums shall be paid by the party which fails to prevail in the proceedings brought to determine the appropriate distribution of the Deposited Assets. If and when the Escrow Agent shall so interplead such Parties, or either of them, and deliver the Deposited Assets to the clerk of such court, all of its duties hereunder shall cease, and it shall have no further obligation in this regard. Nothing herein shall prejudice any right or remedy of the Escrow Agent.

     4.     CONCERNING  ESCROW  AGENT

     4.1     Duties.  Escrow  Agent  undertakes  to perform all duties which are
             ------
expressly set forth herein; provided, however, that the Escrow Agent shall not be required to make or be liable in any manner of its failure to make any determination under the Agreement or any other agreement, including whether any of the Parties is entitled to delivery of the Deposited Assets under the Honeyman Settlement or the Wilson Settlement.

     4.2     Indemnification.
             ---------------

a. Escrow Agent may rely upon and shall be protected in acting or refraining from acting upon any written notice, instructions or request furnished to it hereunder and believed by it to be genuine and authorized.

b. Escrow Agent shall not be liable for any action taken by it in good faith and without gross negligence or wilful misconduct, and believed by it to be authorized or within the rights or powers conferred upon it by this Escrow Agreement, and may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

c. The Parties, and each of them, hereby agrees to indemnify the Escrow Agent for, and hold the Escrow Agent harmless against, any loss, liability or expense incurred without gross negligence or wilful misconduct or bad faith on the part of the Escrow Agent, arising out of or in connection with the Escrow Agent's entering into this Escrow Agreement and carrying out the Escrow Agent's duties hereunder, including, without limitation, costs and expenses of defending the Escrow Agent against any claim or liability with respect thereto.

d. Escrow Agent shall have no implied obligations or responsibilities hereunder, nor shall it have any obligation or responsibility to collect funds or seek the deposit of money or property, nor is the Escrow Agent a party to any other agreement entered into among the Parties.

     4.3     Other  Matters.  Escrow  Agent  (and  any successor escrow agent or
             --------------
agents) reserves the right to resign as the Escrow Agent at any time, provided fifteen (15) days' prior written notice is given to the other parties hereto, and provided further that a mutually acceptable successor Escrow Agent(s) within such fifteen (15) day period, the Escrow Agent may petition any court in the State of California having jurisdiction to designate a successor Escrow Agent. The resignation of the Escrow Agent (and any successor escrow agent or agents) shall be effective only upon delivery of the Deposited Assets to the successor escrow agent(s). The Parties reserve the right to jointly remove the Escrow Agent at any time, provided fifteen (15) days' prior written notice is given to the Escrow Agent. In the event of litigation or dispute by the Parties in which the performance of the duties of the Escrow Agent is at issue, the Escrow Agent shall take no action until such action is agreed in writing by the Parties, or until receipt of any order pursuant to 3.1(c)iii or 3.1(d)iii above directing the Escrow Agent with respect to the action which is the subject of such litigation or dispute. Provided that no dispute occurs with respect to the provisions and transactions contemplated in this Escrow Agreement, the Escrow Agent's fee for acting as Escrow Agent in this transaction shall be $2,500.

     5. TERMINATION. This Escrow Agreement shall be terminated upon the release of the Deposited Assets in accordance with the terms and conditions of
Section 3 hereof, or otherwise by written mutual consent signed by all parties hereto.

     6. NOTICE. All notices, demands, requests, or other communications which may be or are required to be given, served or sent by any party to any other party pursuant to this Escrow Agreement shall be in writing and shall be hand delivered (including delivery by courier), sent by facsimile, or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     If  to  Honeyman:          _____________________________
                                _____________________________
                                _____________________________
                                Facsimile  (___)  ___________

     If  to  Wilson:            _____________________________
                                _____________________________
                                _____________________________
                                Facsimile  (___)  ___________

     If  to  Lakota:            _____________________________
                                _____________________________
                                _____________________________
                                Facsimile  (___)  ___________

     If  to  Jalali:            _____________________________
                                _____________________________
                                _____________________________
                                Facsimile  (___)  ___________

     If  to  Morgan:            _____________________________
                                _____________________________
                                _____________________________
                                Facsimile  (___)  ___________


If  to  Escrow  Agent:          MRC  Legal  Services  Corporation
                                610  Newport  Center  Drive,  Suite  800
                                Newport  Beach,  CA  92660
                                Attn:  Brian  A.  Lebrecht,  Esq.
                                Facsimile  (949)  719-1988

or such other address as the addressee may indicate by written notice to the other parties. Each notice, demand, request or communication which shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it delivered to the addressee (with the return receipt, the delivery receipt or the affidavit of messenger being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

     7. BENEFIT AND ASSIGNMENT. This Escrow Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder. No person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision in this Escrow Agreement against any of the parties hereto, and the covenants and agreements set forth in this Escrow Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns this Escrow Agreement or any rights hereunder without the prior written consent of the parties hereto.

     8. ENTIRE AGREEMENT; AMENDMENT. This Escrow Agreement, the Honeyman Settlement, and the Wilson Settlement executed simultaneously herewith contain the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, commitments or understandings with respect to such matters. This Escrow Agreement may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

     9. HEADINGS. The headings of the sections and subsections contained in this Escrow Agreement are inserted for convenience only and do not form a part or affect the meaning, construction or scope thereof.

     10. GOVERNING LAW; VENUE. This Escrow Agreement shall be governed and constructed under and in accordance with the laws of the State of California (but not including the conflicts of laws and rules thereof). For purposes of any action or proceeding involving this Escrow Agreement each of the parties to this Escrow Agreement expressly submits to the jurisdiction of the federal and state courts located in the State of California and consents to the service of any process or paper by registered mail or by personal service within or without the State of California in accordance with applicable law, provided a reasonable time for appearance is allowed.

     11. SIGNATURE IN COUNTERPARTS. This Escrow Agreement may be executed in separate counterparts, none of which need contain the signature of all parties, each of which shall be deemed to be an original and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Escrow Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

     12. ATTORNEY'S FEES. Should any action be commenced between the parties to this Agreement concerning the matters set forth in this Agreement or the right and duties of either in relation thereto, the prevailing party in such action shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its Attorney's Fees and Costs.

     IN WITNESS WHEREOF, each of the parties has caused this Escrow Agreement to be duly executed and delivered in its name and on its behalf, all as of the date and year first above written.


Dated:                              ROBERT  KENT  HONEYMAN,  an  individual

                                    /s/ Robert Kent Honeyman
                                    ______________________________________



Dated:                              HOWARD  N.  WILSON,  an  individual

                                     /s/ Howard N. Wilson
                                    ______________________________________



Dated:                              LAKOTA  TECHNOLOGIES,  INC.

                                    /s/ Majed Jalali
                                    ______________________________________
                                   By:     Majed  Jalali,  on  behalf  of  the
                                   Board  of  Directors

Dated: MAJED JALALI, an individual and as a Director of Lakota Technologies, Inc.

                                    /s/ Majed Jalali
                                    ______________________________________



Dated: PATRICK "CODY" MORGAN, an individual and as a Director of Lakota Technologies, Inc.

                                    /s/ Partick "Cody" Morgan
                                   ______________________________________



Dated:                              MRC  LEGAL  SERVICES  CORPORATION

                                    /s/ M. Richard Cutler
                                    ______________________________________
                                    By:     M.  Richard  Cutler
                                    Its:     President